Right-of-use Assets and Operating Lease Liabilities	12 Months Ended
Dec. 31, 2021
Right-of-use Assets And Operating Lease Liabilities
Right-of-use Assets and Operating Lease Liabilities

12. Right-of-use Assets and Operating Lease Liabilities

We lease certain office space and equipment for our use. Leases with an initial term of 12 months or less are not recorded on the balance sheet. Lease costs are recognized in the income statement over the lease term on a straight-line basis. Depreciation is computed using the straight-line method over the estimated useful life of the respective assets. The depreciable life of assets and leasehold improvements are limited by the expected lease term. Our lease agreements do not contain any material residual value guarantees or restrictive covenants. As most of our leases do not provide an implicit rate, we used our estimated incremental borrowing rate of 10% based on the information available at commencement date in determining the present value of lease payments. On May 18, 2020 we entered into a Letter Agreement with Sylmar Biomedical Park, LLC (the “Landlord”), pursuant to which the parties agreed to accelerate the expiration dates of our existing leases (the “Leases”), to a date not later than June 18, 2020 (“Accelerated Termination Date”). We agreed to pay the Landlord (i) $210,730 to bring the Leases current (the “Owed Rent”) and to remit (ii) a one-time early termination fee in the amount of $150,000 (the “Early Termination Amount”). Prior to the early termination agreed in this letter we were obligated to pay aggregate base rent of approximately $0.9 million and common area maintenance expenses for the term remaining under the Leases through the respective expiration dates in February 2022 and April 2023. The Landlord acknowledged that as of the date of the Letter Agreement the Owed Rent and the Early Termination Amount constituted all amounts owing to the Landlord under the Leases. As a result of the letter agreement, we wrote down the right-of-use assets and extinguished related lease liabilities in the amounts of $2.3 million and $2.4 million, respectively. We paid an early termination fee of $150,000 which was expensed in our restructuring charges for the nine months ended September 30, 2020. Due to the termination of this lease there are no right-of-use assets or current or long term lease liabilities at December 31, 2020.

On January 22, 2021, we entered into a lease agreement, effective February 1, 2021, to sub-lease office space to replace our existing headquarters. We pay $17,000 per month, increasing to $17,500 per month on February 1, 2022, plus operating expenses, to lease 17,290 square feet of office space at 13170 Telfair Avenue, Sylmar, CA 91342. Additionally, we received full rent abatement for March 2021, and will receive half rent abatement during March 2022. The sub-lease is for two years and two months. We are not affiliates of, are not related to, or otherwise have any other relationship with, the other parties, other than the lease.

The Company evaluated the lease amendment under the provisions of ASC 842. Information related to the Company’s right-of-use assets and related lease liabilities are as followings (in thousands, except for remaining lease term and discount rate):

Year ending December 31:
2022	$201
2023	52
Total lease payments	253
Less imputed interest	(16)
Total lease liabilities	$237
Other supplemental information:
Current operating lease liabilities	$185
Long term operating lease liabilities	52
Total lease liabilities	$237
Discount rate	10%

	For the year ended	For the year ended
	December 31,	December 31,
	2021	2020
Cash paid for operating lease liabilities	170	303

Rent expense, including common area maintenance charges, was $179,000 and $303,000 during 2021 and 2020, respectively.